Summary Prospectus dated June 1, 2019

as revised January 15, 2020

Parametric TABS Short-Term Municipal Bond Fund

Class /Ticker     A / EABSX     C / ECBSX     I / EIBSX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated June 1, 2019, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, annual and semi-annual shareholder reports, and other information about the Fund, go to http://www.eatonvance.com/ppafunddocuments, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (http://www.eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Investment Objective

The Fund's investment objective is to seek after-tax total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in the Fund's Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges on page 21 of the Fund's Prospectus and page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees(1)	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	0.86%	1.61%	0.61%

(1) “Management Fees” reflect a fee reduction agreement to the Fund’s investment advisory and administrative agreement effective May 1, 2019, and have been restated to reflect the fees as if the Fund’s revised investment advisory and administrative fee was in effect for the Fund’s full fiscal year ended January 31, 2019.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$311	$493	$691	$1,262	$311	$493	$691	$1,262
Class C shares	$264	$508	$876	$1,911	$164	$508	$876	$1,911
Class I shares	$62	$195	$340	$762	$62	$195	$340	$762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of municipal obligations, the interest on which is exempt from regular federal income tax (the “80% Policy”). In seeking the Fund’s investment objective, the portfolio managers emphasize tax-exempt income. The Fund normally invests in municipal obligations rated in the three highest rating categories (those rated A or higher by S&P Global Ratings (“S&P”), Fitch Ratings (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”)) or, if unrated, determined by the investment sub-adviser to be of comparable quality at the time of purchase. The Fund will not invest more than 50% of its net assets in municipal obligations rated A at the time of purchase by S&P, Fitch or Moody’s or, if unrated, determined by the investment sub-adviser to be of comparable quality. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used. The Fund may continue to hold securities that are downgraded (including bonds downgraded to below investment grade credit quality (“junk bonds”)) if the investment sub-adviser believes it would be advantageous to do so. The Fund will not invest in a municipal obligation the interest on which the Fund’s investment sub-adviser believes is subject to the federal alternative minimum tax.

With respect to its investment in municipal obligations, the Fund invests primarily in general obligation or revenue bonds. The Fund currently targets an average portfolio duration of approximately 2 - 4.5 years and an average weighted portfolio maturity of approximately 3 - 6 years, but may invest in securities of any maturity or duration, and may in the future alter its maturity or duration target range. The Fund may use various techniques to shorten or lengthen its dollar-weighted average portfolio duration, including the acquisition of municipal obligations at a premium or discount. The portfolio managers generally will seek to enhance after-tax total return by actively engaging in relative value trading within the portfolio to take advantage of price opportunities in the markets for municipal obligations. With respect to 20% of its net assets, the Fund may invest in municipal obligations that are not exempt from regular federal income tax, direct obligations of the U.S. Treasury and/or obligations of U.S. Government agencies, instrumentalities and government-sponsored enterprises. The Fund may hold cash and may invest in cash equivalents and money market instruments.

The investment sub-adviser’s process for selecting municipal obligations for purchase and sale generally includes consideration of the creditworthiness of the issuer or person obligated to repay the obligation. In evaluating creditworthiness, the investment sub-adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis. The portfolio managers may also trade securities to minimize taxable capital gains to shareholders. The portfolio managers may sell a security when its credit quality declines, when the remaining maturity of a fixed-income security reaches a certain point or to pursue more attractive investment options.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets. Fixed-income markets may experience periods of relatively high volatility in an environment where U.S. treasury yields are rising.

Parametric TABS Short-Term Municipal Bond Fund	2	Summary Prospectus dated June 1, 2019 as revised January 15, 2020

Municipal Obligation Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of nontraditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or securities. The Fund may own individual investments that have longer durations. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Credit Risk. Investments in municipal obligations and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.

Risks of Principal Only Investments. Principal only investments entitle the Fund to receive the stated value of such investment when held to maturity. The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than obligations that pay interest currently. The Fund will accrue income on these investments and distribute that income each year. The Fund may be required to sell other investments to obtain cash needed for such income distributions.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of changes in tax laws, adverse interpretations by the relevant taxing authority or the non-compliant conduct of the issuer of an obligation.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Parametric TABS Short-Term Municipal Bond Fund	3	Summary Prospectus dated June 1, 2019 as revised January 15, 2020

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices.

The Fund commenced operations on March 27, 2009 and is the successor to the operations of a private limited partnership (the “Predecessor Account”). The performance of each Class for the period prior to March 27, 2009 is that of the Predecessor Account. The Predecessor Account was managed by Eaton Vance and had substantially the same investment objective, policies and strategies as the Fund. However, the Predecessor Account was not a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”) or a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and therefore the Predecessor Account was not subject to the investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and/or the Code. If such requirements were applicable to the Predecessor Account, the performance shown may have been adversely affected.

The returns in the bar chart for periods after March 27, 2009 are for Class A shares of the Fund and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The Fund’s performance for certain periods after March 27, 2009 reflects the effects of expense reductions. Absent these reductions, performance for certain periods would have been lower. Effective February 17, 2015, the Fund changed its name, objective and 80% Policy and may not have achieved the performance results shown for the period prior to February 17, 2015 under its current investment objective and strategy. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2018, the highest quarterly total return for the Fund or Predecessor Account was 2.97% for the quarter ended September 30, 2009, and the lowest quarterly return for the Fund or Predecessor Account was -2.36% for the quarter ended December 31, 2016. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2018 to March 31, 2019) was 1.65%.

Parametric TABS Short-Term Municipal Bond Fund	4	Summary Prospectus dated June 1, 2019 as revised January 15, 2020

Average Annual Total Return as of December 31, 2018	One Year	Five Years	Ten Years
Class A Return Before Taxes	-1.84%	0.69%	1.84%
Class A Return After Taxes on Distributions	-1.87%	0.58%	---
Class A Return After Taxes on Distributions and the Sale of Class A Shares	-0.53%	0.75%	---
Class C Return Before Taxes	-1.21%	0.40%	1.34%
Class I Return Before Taxes	0.68%	1.39%	2.32%
Bloomberg Barclays 5 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.69%	2.00%	3.13%
Bloomberg Barclays Municipal Managed Money 1-7 Year Bond Index (reflects no deduction for fees, expenses or taxes)	1.57%	1.59%	---

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. The performance shown above for each Class for the period prior to March 27, 2009 (commencement of operations) is that of the Predecessor Account adjusted to reflect any applicable sales charge or CDSC of the Class but not adjusted for any other differences in expenses among the Classes. If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index.

After-Tax Return is calculated using the highest historical individual federal income tax rates and does not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. After-Tax Returns are not shown for the Ten Years ended December 31, 2018 because the Predecessor Account, unlike a registered investment company, was not required to make annual income distributions to its investors.

Management

Investment Adviser. Eaton Vance Management (“Eaton Vance”).

Investment Sub-Adviser. Parametric Portfolio Associates LLC (“Parametric”).

Portfolio Managers

The portfolio managers of the Fund are part of Parametric’s Tax-Advantaged Bond Strategies (“TABS”) division.

James H. Evans, (lead portfolio manager), Chief Investment Officer, Fixed Income of Parametric, has managed the Fund since it commenced operations in March 2009.

Brian C. Barney, Managing Director, Institutional Portfolio Management of Parametric, has managed the Fund since June 2010.

Devin J. Cooch, Director, Portfolio Management of Parametric, has managed the Fund since July 2013.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for each Class (with the exception of Class I) and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to primarily be exempt from regular federal income tax. However, the Fund may also distribute taxable income to the extent that it invests in taxable municipal obligations or other obligations which generate taxable income. Distributions of any net realized gains are expected to be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4570 1.15.20	© 2020 Eaton Vance Management

Parametric TABS Short-Term Municipal Bond Fund	5	Summary Prospectus dated June 1, 2019 as revised January 15, 2020